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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  ------------


                       OCTOBER 23, 2000 (OCTOBER 18, 2000)
               (Date of Report (date of earliest event reported))


                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      1-10308                 06-0918165
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)


 9 WEST 57TH STREET
    NEW YORK, NY                                                  10019
(Address of principal                                           (Zip Code)
  executive office)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

               Earnings Release. On October 18, 2000, we reported our 2000 third quarter results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.


ITEM 7.  EXHIBITS

               See Exhibit Index.



















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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CENDANT CORPORATION


                                     BY: /s/ John T. McClain
                                         ----------------------------------
                                         John T. McClain
                                         Senior Vice President, Finance and
                                         Corporate Controller



Date:  October 23, 2000






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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K




                                  EXHIBIT INDEX


EXHIBIT
  NO.        DESCRIPTION
-------      -----------
99.1         Press Release:  Cendant Reports Third Quarter 2000 Results


























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